Exhibit 99.1

CDW®

Tom Richards, Chairman and CEO

Raymond James S4 Conference

December 9, 2013

Disclaimer CDW®

Forward Looking Statements:

This presentation contains “forward-looking statements” related to CDW Corporation’s future plans and expectations and, as such, involves risks and uncertainties. Statements that are not historical facts, including statements about future revenue growth, EBITDA, net income and cash flow, as well as other statements about CDW Corporation’s beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. CDW Corporation undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Use of Non-GAAP Measures:

Generally Accepted Accounting Principles (“GAAP”) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, CDW Corporation has provided certain non-GAAP financial measures, which it believes are useful to help investors better understand its operating performance and cash flows, including its ability to meet its future debt service, capital expenditures and working capital requirements, as well as its competitive position. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (“EBITDA”), adjusted EBITDA, non-GAAP net income and return on invested capital (“ROIC”).

Adjusted EBITDA is EBITDA as further adjusted to exclude unusual items and other adjustments as described on www.investor.cdw.com/financials.cfm.

Non-GAAP net income is net income as adjusted to exclude unusual items and other adjustments as described on www.investor.cdw.com/financials.cfm

ROIC is net after-tax operating profit (adjusted to exclude unusual items and other adjustments) divided by average working capital and property and equipment as calculated on www.investor.cdw.com/financials.cfm. In addition to the reasons described above, CDW Corporation believes ROIC is a meaningful metric because it measures how effectively it uses capital to generate operating income.

Each non-GAAP financial measure should be considered in context with the most applicable GAAP financial measure and should not be considered in isolation or as a substitute for GAAP financial measures. Further, CDW’s non-GAAP financial measures may be calculated differently from similarly titled measures of other companies. Therefore, we encourage you to understand the methods and calculations used by other companies before comparing their non-GAAP financial measure to ours.

CDW Snapshot CDW®

Integrated IT solutions provider to business, government, education, and healthcare customers for 25+ years

~6,900 coworkers with ~2/3 customer-facing

Full range of technology solutions, including hardware, software, and services

> 100,000 products and services from 1,000+ brands to 250,000+ customers in the U.S. and Canada

“Sweet spot” is customers with <5,000 coworkers

Demonstrated track record of profitable growth

Net Sales ($bn)

CAGR = 12%

$7.2 $8.8 $9.6 $10.1 $10.7

2009 2010 2011 2012 LTM Q3’13

Adj. EBITDA1 ($mm) and Margin2 (%)

CAGR = 18%

$465 $602 $717 $767 $802

6.5% 6.8% 7.5% 7.6% 7.5%

2009 2010 2011 2012 LTM Q3’13

Strong ROIC: 41%3

1 Please see Adj. EBITDA reconciliation to net income (loss) on www.investor.cdw.com/financials.cfm

2 Defined as Adj. EBITDA/Net Sales

3Calculated as Adjusted Net Operating Profit After Taxes divided by Working Capital plus Net PE; see Non-GAAP reconciliations on www.investor.cdw.com/financials.cfm

~$200bn Market with Attractive Growth Profile

Large Market Size and Attractive Growth Profile


Total U.S.
IT Market[2]:
~$600bn
CDW Current
Addressable
Market[1]:
~$200bn

2012-2015 CAGR

U.S. IT Spending: 4.0%[2]

Partners Increasingly Rely on Indirect Channel


Direct
41%
Indirect
59%

Increased ~200bps Since 2007[3]

CDW's Addressable Market is Large and Growing

[1] IDC, Company 10-Ks, Wall Street research, VAR500 database, CDW internal estimates
[2] IDC Blackbook, July 2013
[3] IDC Blackbook, January 2013

4

Sustained Share Gains in Highly Fragmented Market CDW®

Market Share

Addressable

Market1:

~$200bn

CDW

~5%2

Sustained Market Share Gains Through Business Cycles

U.S. IT Spending Growth3

CDW Net Sales Growth

470bps

4.3%

9.0%

270bps

4.2%

6.9%

650bps

12.2%

2002-2012 2006-2012 2009-2012

U.S. GDP

Growth4:

1.6% 0.8% 2.1%

Top 6 Providers5 Represent <10% of CDW’s Addressable Market

Vast Majority of the Market is Fragmented Across Thousands of Value-Added Resellers

1 IDC, Company 10-Ks, Wall Street research, VAR500 database, CDW internal estimates

2 CDW’s share of addressable market based on 2012 net sales as a percentage of $200 billion

3 IDC Blackbook, July 2013

4 Bureau of Economic Analysis – Real GDP

5 Includes market share for CDW, Insight North America, PC Connection, PC Mall, Softchoice, and e-Plus

Uniquely Positioned in IT Marketplace CDW®

Vendor Partner Value

CDW

Intimate Knowledge of IT Environment and Landscape

Customer Value

Value to Vendor Partners:

250,000+ customers

Large and established customer channels

Strong distribution and implementation capabilities

Customer relationships driving insight into technology roadmaps

Value to Customers:

Broad selection of multi-branded IT solutions

Value-added services

Highly skilled specialists and engineers

Solutions across IT lifecycle

CDW Sits Between Customers and Vendor Partners

Creating Value for Both

Proven Track Record of Evolving with IT

Transformation Trends CDW®

Complexity / Need for Integrated Solutions

Hardware and Software Products

Printers Storage Networking Electronics

Monitors Software Cables Servers

Computers Accessories Office Services

Highly Integrated and Interconnected

Technology Ecosystem

Data Center Private & Public Cloud Virtualization

CDW

Mobility Collaboration Security

Early 2000s

Products

Current

Integrated Solutions

Balanced Portfolio of Customer Channels CDW®

2012 Net Sales ($bn)

Education $1.2

Other $0.6

Medium / Large Businesses

(>100 employees) $4.4

Healthcare $1.4

Government

(Federal, State & Local) $1.4

Small Businesses

(<100 employees) $1.1

CDW®

250,000+ Customers and Five $1bn+ Customer Channels

Leading Sales Channel for Key Vendor Partners

CDW

Major Vendor Partners

- Microsoft
- lenovo FOR THOSE WHO DO.
- intel
- Adobe
- IBM
- APC by Schneider Electric
- Authorized Reseller
- NetApp
- cisco
- Symantec
- SAMSUNG
- Google
- EMC²
- hp
- vmware

Emerging Vendor Partners

- FUSION-iO
- Aerohive NETWORKS
- drobo
- paloalto NETWORKS
- nimblestorage
- Ruckus Simply Better Wireless.
- box

Mission-Critical for Key Vendors

9

Sustainable Competitive Advantages CDW®

Scale and Scope

Performance-Driven Culture

Highly Skilled Sales and Services Capabilities

National Footprint

Distribution

Deep and Experienced Management

Superior Value Differentiated Growth Strong ROIC

Highly Skilled Sales and Services Capabilities CDW®

Total Coworkers Increased by 26%

Specialists

Advanced Services Delivery Engineers

Field Sellers

Account Managers

+74%

+31%

2006 Q3 2013

Specialists and Engineers Allow CDW to Deliver Increasingly Complex IT Solutions

Positioned to Continue to Capitalize on IT Evolution

Market Size ($bn)



Mobility[6]
39%
$3.4
$9.2
2012
2015
Public Cloud[1]
13%
$20.6
$29.9
2012
2015
Virtualization[5]
11%
$1.8
$2.4
2012
2015
Hardware
CDW
Software
Services
Security[2]
9%
$21.3
$27.4
2012
2015
Managed Services[3]
11%
$46.2
$63.9
2012
2015
Collaboration[4]
6%
$5.3
$6.3
2012
2015

Continually Evolving to Provide Integrated Solutions in High-Growth Markets

Note: Growth rates represent CAGRs

[1] Gartner, "Forecast: IT Services, 2010-2016, 4Q12 Update," Cloud Services and Applications Outsourcing (December 2012) (U.S.)

[2] Gartner, "Forecast: Information Security, Worldwide, 2010-2016, 4Q12 Update" (January 2013) (U.S.)

[3] Gartner, "Forecast: IT Services 2010-2016, 4Q12 Update," Colocation, Hosting, Data Center Outsourcing (December 2012) (U.S.)

[4] Gartner, "Forecast: Enterprise Unified Communications Infrastructure, Worldwide, 2009-2016," Unified Communications Ready Enterprise Infrastructure (March 2013) (North America)

[5] Gartner, "Forecast: Enterprise Software Markets, Worldwide, 2011-2016," Virtualization Infrastructure Software (December 2012) (U.S.)

[6] Gartner, "Managed Mobility Services" (March 2013) (U.S.); "Forecast: Tablets and Ultramobiles, Worldwide, 2010-2016, 4Q12 Update," Business Tablets and Ultramobiles (December 2012) (U.S.)

12

Comprehensive Suite of Cloud Solutions CDW®

>200 SaaS, IaaS, and PaaS Offerings

Public, Private, Hybrid

30+ Categories

45+ Partners

Symantec®cloud™

™CenturyLink™

FlexPod®

mozy

Racemi Cloud Migration Simplified

box

amazon web services™

Office 365

CDW

SAVVIS™ A CenturyLink Company

M McAfee®

TREND MICRO™

CISCO™

SKYKICK

Cisco webex

Google™ apps

VCE

NetApp™

vmware®

Windows Azure

hp

verizon terremark

Multiple Levers to Drive Above Market Growth CDW®

Growth

North America

IT Market

Productivity Initiatives

Productivity Initiatives

Productivity Initiatives

Productivity Initiatives

Geographies

New Services

Partner Initiatives

Verticals

New Solutions

New Technologies

CDW®

200-300 bps Above Market

Drivers

Balance Drives Consistent Performance CDW®

Net Sales Growth

Medium / Large Businesses ($4.4bn¹)

Government ($1.4bn¹)

Healthcare ($1.4bn¹)

Small Businesses ($1.1bn¹)

Education ($1.2bn¹)

Other ($0.6bn¹)

— Total Growth

14% 1% 16% 19% 14% 3% 7% 30% 29% 5%

4% 2% 4% 0% 18% 16% 14% 2% 30% 5% 9%

(11%) (23%) (16%) (3%) (5%) (8%) (1%)

’08–’09 Growth ’09–’11 CAGR ’11–’12 Growth Q3’13 Growth

Diversification Against Macro and Exogenous Headwinds

1 2012 Net Sales

Strong Topline and Bottom Line Performance CDW®

Net Sales ($bn)

CAGR = 12%

$7.2 $8.8 $9.6 $10.1 $10.7

2009 2010 2011 2012 LTM Q3’13

Net Debt Leverage Ratio3

9.2x 9.7x 8.4x 7.9x 7.3x 7.1x 6.5x 6.4x 5.9x 5.5x 5.3x 5.0x 4.9x 4.9x 4.5x 4.5x 3.8x

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3

2009 2010 2011 2012 2013

Adj. EBITDA¹ ($mm) and Margin2 (%)

CAGR = 18%

$465 $602 $717 $767 $802

6.5% 6.8% 7.5% 7.6% 7.5%

2009 2010 2011 2012 LTM Q3’13

Non-GAAP Net Income4 ($mm)

($15) $86 $199 $247 $286

2009 2010 2011 2012 LTM Q3’13

1 Please see Adj. EBITDA reconciliation to net income (loss) on www.investor.cdw.com/financials.cfm

2 Defined as Adjusted EBITDA/Net Sales

3 Defined as GAAP Debt less Cash/LTM Adjusted EBITDA

4 Please see Non-GAAP Net Income reconciliation to net income (loss) on www.investor.cdw.com/financials.cfm

Medium Term Targets CDW®

Grow

Non-GAAP

net income

mid-teens

De-leverage

balance sheet 1/3 to 1/2 turn per year

Deliver

adjusted EBITDA Margin in the mid-7% range

Profitably grow

200-300 basis points above the U.S. IT market

Investment Highlights CDW®

✓ ~$200bn market opportunity with attractive growth profile

✓ Clear leader with sustained market share gains in a highly fragmented market

✓ Proven ability to evolve and capitalize on IT trends, including Cloud and mobility

✓ Flexible, nimble, and performance-driven culture generates a strong financial track record

✓ Attractive business model with sustainable competitive advantages

✓ Multiple levers for growth and creation of shareholder value